EXHIBIT 99.1

IN THE SUPERIOR COURT OF FULTON COUNTY
STATE OF GEORGIA

FRANK FROHMAN, derivatively on behalf of Aaron’s, Inc., Plaintiff, vs. RONALD W. ALLEN, ET AL., Defendants, -and- AARON’S, INC., Nominal Defendant. _____________________________________	: : : : : : : : : : : : : : : :	Civil Action No.: 2014-CV-245817
NOTICE OF SETTLEMENT OF SHAREHOLDER ACTION
AND SETTLEMENT HEARING

TO:	ALL OWNERS OF AARON’S, INC. (“AARON’S” OR “THE COMPANY”) COMMON STOCK AS OF AUGUST 5, 2014 (“CURRENT AARON’S SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTON.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, SHAREHOLDERS OF AARON’S WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE

COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

IF YOU WERE NOT THE BENEFICIAL OWNER OF AARON’S COMMON STOCK ON THE RECORD DATE, PLEASE TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

YOU ARE HEREBY NOTIFIED, pursuant to O.C.G.A. §14-2-745 and an Order of the Superior Court of Fulton County, State of Georgia (the “Court”), that a proposed settlement agreement (the “Settlement”) has been reached among Plaintiff, on behalf of himself and derivatively on behalf of Aaron’s, the Individual Defendants, and Aaron’s in connection with the shareholder derivative action entitled Frohman v. Allen, et al., Civil Action No.: 2014-CV-245817 (the “Action”). The Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice.
As explained below, a hearing (the “Settlement Hearing”) shall be held before this Court on October 8, 2014 at 9:30 a.m. to determine whether, inter alia, the Settlement is fair, reasonable, and adequate, and should be finally approved by the Court. You have the right to object to the Settlement in the manner provided herein. If you fail to object in the manner provided herein at least fourteen (14) calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.
This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the Settlement and of your rights as a Current Aaron’s Shareholder.

I.	BACKGROUND
The Action is a shareholder derivative suit in which Plaintiff asserts claims on behalf of nominal corporate defendant Aaron’s, a Georgia corporation, against certain of its current and former directors and executive officers arising out of the directors’ and officers’ alleged breaches of fiduciary duty and abuse of control.
On April 11, 2014, Frank Frohman (“Plaintiff”) issued a written demand pursuant to Georgia law to Aaron’s Board of Directors (the “Board”) demanding that the Board undo certain recently adopted corporate governance measures and change other existing corporate governance practices, which Plaintiff believed were not in the best interest of Aaron’s (“the Demand”).
On May 1, 2014, Plaintiff filed his initial Verified Shareholder Derivative Complaint (the “Initial Compliant”) in the Superior Court of Fulton County, Georgia (Civil Action No. 2014-CV-245817) alleging, inter alia, that the Board had taken steps to unlawfully entrench its current members and that Aaron’s faced a threat of irreparable harm as a result. Plaintiff further alleged that the Demand was wrongfully refused.
On May 15, 2014, Plaintiff filed his Amended Verified Shareholder Derivative Complaint (the “Amended Complaint”) alleging that members of the Board had taken actions that further violated their fiduciary duties, including new claims relating to Aaron’s proxy materials issued in advance of its annual meeting of shareholders held on June 10, 2014.
On May 21, 2014, Plaintiff filed an Emergency Motion For Temporary Restraining Order or Interlocutory Injunction, seeking to enjoin Aaron’s 2014 annual meeting of shareholders until such time as the Company’s proxy material were supplemented with additional information (the “Injunction Motion”). On May 28, 2014, Defendants filed a consolidated opposition to Plaintiff’s Injunction Motion. On May 29, 2014, after hearing oral argument from the Settling Parties, the Court denied Plaintiff’s Injunction Motion. On June 2, 2014, the Court entered a written Order denying the Injunction Motion.
On June 4, 2014, Aaron’s filed its Motion to Dismiss Verified Amended Shareholder Derivative Complaint and the Individual Defendants, on the same day, separately filed their Motion to Dismiss Verified Amended Shareholder Derivative Complaint (collectively, the “Motions to Dismiss”).
Thereafter, the Settling Parties discussed the possibility of resolving the Action through settlement. On July 7, 2014, the Court entered an Order extending the time for Plaintiff to oppose the Defendants’ Motions to Dismiss to allow the parties to continue their settlement discussions.
Over a period of several weeks, the Settling Parties engaged in arm’s-length settlement negotiations that included written settlement demands and numerous telephonic discussions aimed at reaching a full and final Settlement of the claims asserted in the Action and the Demand.
On August 5, 2014, the Settling Parties reached final agreement on the Corporate Governance Reforms to be enacted in connection with the Settlement and the Fee Award.

II.	PLAINTIFF’S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff’s Counsel conducted an extensive investigation relating to the claims and the underlying events alleged in the Action including, but not limited to: (1) reviewing and analyzing Aaron’s public filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, announcements, transcripts of investor conference calls, and news articles; (2) drafting and filing the Demand, complaints and motions in the Action; (3) researching the applicable law with respect to the claims asserted in the Action and the potential defenses thereto; (4) researching corporate governance issues; and (5) engaging in extensive settlement discussions with Defendants’ Counsel and successfully resolving the Action.
Plaintiff’s Counsel believe that the claims asserted in the Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and solely in order to avoid the potentially protracted time, expenses, and uncertainty associated with continued litigation, including potential trial and appeals, Plaintiff has concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiff and Plaintiff’s Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Defendants through trial(s) and through possible appeal(s). Plaintiff’s Counsel also have taken into the account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement is fair, reasonable, adequate and is in the best interests of Plaintiff, Aaron’s, and Current Aaron’s Shareholders, and have agreed to settle the Action upon the terms and subject to the conditions set forth herein and in the Stipulation.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
The Defendants have denied, and continue to deny, any liability or wrongdoing with respect to any and all claims and contentions alleged in the Action, the Demand, or otherwise by Plaintiff or Plaintiff’s Counsel. The Defendants also have denied and continue to deny, inter alia, allegations that Plaintiff, Aaron’s, or Current Aaron’s Shareholders have suffered damages, or that Plaintiff, Aaron’s or Current Aaron’s Shareholders were harmed by the conduct alleged in the Action or the Demand. While maintaining their innocence of any fault or wrongdoing, and without conceding any infirmity in their defenses against the claims alleged in the Action and the Demand, the Defendants consider it desirable that this Action be dismissed, subject to the terms and conditions specified herein, because the Settlement will eliminate the substantial burden, expense, inconvenience, and distraction of continued litigation and will dispel any uncertainty that may exist as a result of the pendency of the Action.

IV.	THE SETTLEMENT HEARING
The Settlement Hearing will be held before the Honorable John J. Goger on October 8, 2014 at 9:30 a.m. in Courtroom 8A, at the Superior Court of Fulton County, State of Georgia, 185 Central Ave., SW, Atlanta, GA 30303, to determine: (i) whether the proposed Settlement, upon the terms set forth in the Stipulation, should be finally approved in all respects as fair, reasonable, and adequate; (ii) whether the Judgment approving the Settlement should be entered; and (iii) whether Plaintiff’s Counsel’s agreed-to Fee Award should be finally approved. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

V.	THE SETTLEMENT
The terms and conditions of the proposed Settlement are set forth fully in Exhibit A to the Stipulation described above. The Stipulation has been filed with the Court. The following is only a summary of its terms.
Following the issuance of the Demand and the initiation, prosecution, and Settlement of the Action and, as part of the Company’s overall decision to enhance its corporate governance provisions, Aaron’s and/or the Board agreed to adopt various Corporate Governance Reforms as set forth in Exhibit A to the Stipulation. These measures relate to the structure and composition of the Board, the independence of Board members, and the Board’s and management’s review and oversight of legal and regulatory matters.
Specifically, Aaron’s has agreed to: 1) comply with ISS recommendations limiting the number of boards on which the Company’s directors can serve; 2) require at least 75 percent of board members to be “independent” as defined by the New York Stock Exchange Rules; and 3) consider issues relating the Company’s legal and regulatory obligations at each meeting of the Audit Committee.
Aaron’s agrees that, unless otherwise indicated in the Stipulation, each of the corporate governance and compliance provisions set forth in Exhibit A shall be maintained and enforced for at least five (5) years from the Effective Date. As explained in the Stipulation, the provisions set forth at Exhibit A are also subject to modification if a majority of Aaron’s independent directors determine, in good faith and after consultation with legal counsel, that such provision should be modified to better serve the interests of shareholders and the Company.

Plaintiff believes that the corporate governance and process enhancements set forth in Exhibit A to the Stipulation address the allegations and issues that were or could have been raised in the Action and the Demand, and Defendants acknowledge that these measures were implemented as a result of the issuance of the Demand and the initiation, prosecution, and Settlement of the Action. Plaintiff further believes that these corporate governance and oversight measures will formalize good management and governance of Aaron’s and have or will substantially benefit Aaron’s and Current Aaron’s Shareholders.

VI.	DISMISSAL AND RELEASES
In connection with the Court’s approval of the Settlement, the Settling Parties will jointly request entry of the Judgment by the Court, dismissing with prejudice all claims alleged by Plaintiff against the Individual Defendants in the Action.
Upon the Effective Date, Plaintiff, Aaron’s, and Current Aaron’s Shareholders, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims against the Released Persons.
Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, settlement, or resolution of the Action or the Demand.

VII.	ATTORNEYS’ FEES AND EXPENSES
In recognition of the substantial benefits conferred upon Aaron’s and Current Aaron’s Shareholders as a result of the Settlement of the Action, Aaron’s, through its Board exercising its independent business judgment, shall, subject to the Court’s approval, pay or cause to be paid Plaintiff’s Counsel an agreed-to award of attorneys’ fees and expenses in the total amount of $200,000.00 (the “Fee Award”). The Settling Parties agree that this Fee Award is fair and reasonable in light of the benefits conferred upon Aaron’s and Current Aaron’s Shareholders as a result of this Settlement.

VIII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING
Any Current Aaron’s Shareholder may object and/or appear and show cause, if he, she, or it has any concerns, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the Fee Award should not be finally approved; provided, however, unless otherwise ordered by the Court, no Current Aaron’s Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the Fee Award, unless that shareholder has, at least fourteen (14) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of Aaron’s common stock through the date of the Settlement Hearing, including the number of shares of Aaron’s common stock held by the shareholder and the date(s) of purchase; and (c) any documentation in support of such objection; and (2) if a Current Aaron’s Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of Court: (a) a written notice of such shareholder’s intention to appear; (b) a statement that indicates the basis for such appearance; and (c) the identities of any witnesses the shareholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony. If a Current

Aaron’s Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

Corey D. Holzer	John L. Latham
HOLZER & HOLZER, LLC	ALSTON & BIRD LLP
1200 Ashwood Parkway,	1201 West Peachtree Street
Suite 410	Atlanta, GA 30309
Atlanta, GA 30338	Counsel for Defendants
Counsel for Plaintiff
Any Current Aaron’s Shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement or the Fee Award unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to given.
IX.    CONDITIONS FOR SETTLEMENT
The Effective Date of the Settlement shall be the date upon which all of the following have occurred: (a) the Court has entered the Preliminary Order; (b) the Court has entered the Judgment; (c) the Judgment has become Final; (d) the Settlement, including, without limitation, the corporate governance provisions set forth in Exhibit A to the Stipulation, has been approved and adopted by the Board; (e) Aaron’s or its carrier has paid the Fee Award to Plaintiff’s Counsel; and (f) the Action has been dismissed. If any of these conditions are not met, then the Stipulation shall terminate unless the Settling Parties mutually agree in writing to proceed with the Settlement.

The Judgment shall be “Final” upon the later of: (a) the date of final affirmance on an appeal of the Judgment, the expiration of the time for a petition for or a denial of such writ of review of the Judgment or, if such writ is granted, the date of final affirmance of the Judgment following review pursuant to that grant; or (b) the date of final dismissal of any appeal from the Judgment or the final dismissal of any proceeding on writ of review to review the Judgment; or (c) if no appeal is filed, the expiration date for filing of any appeal from the Court’s Judgment.

X.    EXAMINATION OF PAPERS AND INQUIRIES
This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Clerk of Court’s Office for the Superior Court of Fulton County, State of Georgia, located at 135 Prior Street, C155, Atlanta, GA 30303, during business hours of each business day. The Notice will also be available for viewing on Aaron’s website at www.Aarons.com.
Any other inquiries regarding the Settlement or the Action should be addressed in writing to the following:
Corey D. Holzer
HOLZER & HOLZER, LLC
1200 Ashwood Parkway,
Suite 410
Atlanta, GA 30338
Counsel for Plaintiff

PLEASE DO NOT TELEPHONE THE COURT OR AARON’S
REGARDING THIS NOTICE.

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